Exhibit Index

Exhibit
No.

99.1
Unaudited pro forma consolidated balance sheets of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. as of December 31, 2012 and unaudited pro forma consolidated statements of operations of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. for the years ended December 31, 2012, 2011 and 2010, including the notes hereto.

BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
On February 25, 2013, Brandywine Operating Partnership, L.P. (the "Operating Partnership"), the limited partnership through which Brandywine Realty Trust, as sole general partner (the "Parent Company" and, together with the Operating Partnership, the "Company"), owns its assets and conducts its operations, sold a portfolio of eight properties containing an aggregate of 800,546 square feet (the "Properties") within an office park located in Lawrenceville, New Jersey for a gross sales price, payable in cash, of $121.0 million. We are not affiliated with the buyers, and the terms of the transaction were determined through arm's-length negotiations. As part of the transaction, we also granted the buyers a 7.5-year option to purchase our three remaining development parcels within the office park. The Properties were 86.9% leased at closing and they were built between the years of 1982 and 2007. The individual listing of the Properties, and their respective buyers, is shown below:

Property Name	City	State	Buyer
100 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 100 Lenox, LLC
989 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 989 Lenox, LLC
993 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 993 Lenox, LLC
997 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 997 Lenox, LLC
1000 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 1000 Lenox, LLC
1009 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 1009 Lenox, LLC
1200 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 1200 Lenox, LLC
2000 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 2000 Lenox, LLC
The following unaudited pro forma consolidated financial statements of each of the Parent Company and the Operating Partnership have been prepared to reflect the effect of the sale as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed. The following unaudited pro forma consolidated financial statements of the Company are presented to comply with Article 11 of Regulation S-X and follow guidelines of the Securities and Exchange Commission (“SEC”). The unaudited pro forma consolidated statements of operations for years ended December 31, 2012, 2011 and 2010 are based on the historical consolidated statements of operations of each the Parent Company and the Operating Partnership, and give effect to the sale as if it had occurred on January 1, 2010. The unaudited pro forma consolidated balance sheet as of December 31, 2012 is based on the balance sheet on that date of each of the Parent Company and Operating Partnership, and gives effect to the sale as if it occurred on December 31, 2012.
The unaudited pro forma consolidated financial statements presented below are based on assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma consolidated financial statements were directly attributable to the sale, are factually supportable, are based upon available information and assumptions that the Company considers reasonable, and have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.
The unaudited pro forma consolidated financial information, and the accompanying notes, should be read in conjunction with the Company's audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on February 26, 2013.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Balance Sheet
As of December 31, 2012
(in thousands, except per share data)

	As Reported	Property Sold		Use of Proceeds
	(A)	(B)		(C)	Pro Forma
ASSETS
Real estate investments:
Rental properties	$4,726,169	(134,285)	(B1)	—	$4,591,884
Accumulated depreciation	(954,665)	35,988	(B1)	—	(918,677)
Operating real estate investments, net	3,771,504	(98,297)		—	3,673,207
Construction-in-progress	48,950	(354)		—	48,596
Land inventory	102,439	—		—	102,439
Total real estate investments, net	3,922,893	(98,651)		—	3,824,242
Cash and cash equivalents	1,549	113,524	(B2)	(69,000)	46,073
Accounts receivable, net	13,943	—		—	13,943
Accrued rent receivable, net	122,066	(6,299)	(B1)	—	115,767
Investment in real estate ventures, at equity	192,844	—		—	192,844
Deferred costs, net	122,243	(4,584)	(B1)	—	117,659
Intangible assets, net	70,620	(20)	(B1)	—	70,600
Notes receivable	7,226	—		—	7,226
Other assets	53,325	(41)	(B1)	—	53,284
Total assets	$4,506,709	3,929		(69,000)	$4,441,638

LIABILITIES AND BENEFICIARIES’ EQUITY
Mortgage notes payable	$442,974	—		—	$442,974
Unsecured credit facility	69,000	—		(69,000)	—
Unsecured term loan	450,000	—		—	450,000
Unsecured senior notes, net of discounts	1,503,356	—		—	1,503,356
Accounts payable and accrued expenses	71,579	—		—	71,579
Distributions payable	23,652	—		—	23,652
Deferred income, gains and rent	82,947	—		—	82,947
Acquired lease intangibles, net	33,859	(24)	(B1)	—	33,835
Other liabilities	55,826	(527)	(B1)	—	55,299

Total liabilities	2,733,193	(551)		(69,000)	2,663,642
Commitments and contingencies

Brandywine Realty Trust’s equity:
Preferred Shares (shares authorized-20,000,000):
7.50% Series C Preferred Shares	—	—		—	—
7.375% Series D Preferred Shares	—	—		—	—
6.90% Series E Preferred Shares	40	—			40
Common Shares of Brandywine Realty Trust’s beneficial interest	1,434	—		—	1,434
Additional paid-in capital	2,780,194	—		—	2,780,194
Deferred compensation payable in common shares	5,352	—		—	5,352
Common shares in grantor trust	(5,352)	—		—	(5,352)
Cumulative earnings	479,734	4,402		—	484,136
Accumulated other comprehensive loss	(15,918)	—		—	(15,918)
Cumulative distributions	(1,493,206)	—		—	(1,493,206)
Total Brandywine Realty Trust’s equity	1,752,278	4,402		—	1,756,680
Non-controlling interests	21,238	78		—	21,316
Total beneficiaries' equity	1,773,516	4,480	(B3)	—	1,777,996
Total liabilities and equity	$4,506,709	3,929		(69,000)	$4,441,638

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2012
(in thousands, except per share data)

	As Reported (D)	Amounts transferred to discontinued operations (E)	Other (F)	Pro Forma
Revenue:
Rents	$459,855	(18,330)	—	$441,525
Tenant reimbursements	78,613	(1,331)	—	77,282
Termination fees	3,233	—	—	3,233
Third party management fees, labor reimbursement and leasing	12,116	—	—	12,116
Other	6,016	(238)	—	5,778
Total revenue	559,833	(19,899)	—	539,934
Operating Expenses:
Property operating expenses	159,296	(5,596)	—	153,700
Real estate taxes	55,969	(2,204)	—	53,765
Third party management expenses	5,127	—	—	5,127
Depreciation and amortization	195,841	(5,921)	—	189,920
General and administrative expenses	25,413	—	—	25,413
Total operating expenses	441,646	(13,721)	—	427,925
Operating income	118,187	(6,178)	—	112,009
Other Income (Expense):
Interest income	3,012	(2)	—	3,010
Historic tax credit transaction income	11,840	—	—	11,840
Interest expense	(132,939)	—	310	(132,629)
Interest expense — amortization of deferred financing costs	(6,208)	—	—	(6,208)
Recognized hedge activity	(2,985)			(2,985)
Interest expense-financing obligation	(850)			(850)
Equity in income of real estate ventures	2,741	—	—	2,741
Loss on real estate venture formation	(950)	—	—	(950)
Loss on early extinguishment of debt	(22,002)	—	—	(22,002)
Income (loss) from continuing operations before non-controlling interests	(30,154)	(6,180)	310	(36,024)
Net income attributable to non-controlling interests — partners’ share of consolidated real estate ventures	—	—	—	—
Net (income) loss from continuing operations attributable to non-controlling interests — LP units	736	107	—	843
Net income (loss) attributable to continuing operations	(29,418)	(6,073)	310	(35,181)

Income allocated to Preferred Shares	(10,405)	—	—	(10,405)
Preferred share redemption charge	(4,052)	—	—	(4,052)
Amount allocated to unvested restricted shareholders	(376)	—	—	(376)
Net income (loss) from continuing operations allocated to Common Shareholders of Brandywine Realty Trust	$(44,251)	$(6,073)	310	$(50,014)

Per share data:
Basic loss per Common Share:
Continuing operations	$(0.31)			$(0.35)
Diluted loss per Common Share:
Continuing operations	$(0.31)			$(0.35)

Basic weighted average shares outstanding	143,257			143,257

Diluted weighted average shares outstanding	143,257			143,257

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2011
(in thousands, except per share data)

	As Reported (D)	Amounts transferred to discontinued operations (E)	Other (F)	Pro Forma
Revenue:
Rents	$462,771	(17,478)	—	$445,293
Tenant reimbursements	79,108	(1,455)	—	77,653
Termination fees	2,951	—	—	2,951
Third party management fees, labor reimbursement and leasing	11,536	—	—	11,536
Other	5,387	(28)	—	5,359
Total revenue	561,753	(18,961)	—	542,792
Operating Expenses:
Property operating expenses	167,077	(5,953)	—	161,124
Real estate taxes	54,171	(2,176)	—	51,995
Third party management expenses	5,590	—	—	5,590
Depreciation and amortization	210,334	(5,573)	—	204,761
General and administrative expenses	24,602	—	—	24,602
Total operating expenses	461,774	(13,702)	—	448,072
Operating income (loss)	99,979	(5,259)	—	94,720
Other Income (Expense):
Interest income	1,813	—	—	1,813
Historic tax credit transaction income	12,026	—	—	12,026
Interest expense	(131,405)	—	6,153	(125,252)
Interest expense — amortization of deferred financing costs	(4,991)	—	—	(4,991)
Equity in income of real estate ventures	3,775	—	—	3,775
Net gain on sale of interests in real estate	2,791	—	—	2,791
Net gain on sale of undepreciated real estate	45	—	—	45
Loss on real estate venture formation	(222)	—	—	(222)
Loss on early extinguishment of debt	(2,776)	—	—	(2,776)
Income (loss) from continuing operations before non-controlling interests	(18,965)	(5,259)	6,153	(18,071)
Net income attributable to non-controlling interests
Net income attributable to non-controlling interests — partners’ share of consolidated real estate ventures	—	—	—	—
Net (income) loss from continuing operations attributable to non-controlling interests — LP units	769	202	—	971
Net income (loss) attributable to continuing operations	(18,196)	(5,057)	6,153	(17,100)

Income allocated to Preferred Shares	(7,992)	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(505)	—	—	(505)
Net income (loss) from continuing operations allocated to Common Shareholders of Brandywine Realty Trust	$(26,693)	$(5,057)	$6,153	$(25,597)

Per share data:
Basic loss per Common Share:
Continuing operations	$(0.20)			$(0.19)
Diluted loss per Common Share:
Continuing operations	$(0.20)			$(0.19)

Basic weighted average shares outstanding	135,444			135,444

Diluted weighted average shares outstanding	135,444			135,444

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2010
(in thousands, except per share data)

	As Reported (D)	Amounts transferred to discontinued operations (E)	Other (F)	Pro Forma
Revenue:
Rents	$443,485	(17,292)	—	$426,193
Tenant reimbursements	75,330	(2,021)	—	73,309
Termination fees	5,516	—	—	5,516
Third party management fees, labor reimbursement and leasing	11,830	—	—	11,830
Other	4,271	(23)	—	4,248
Total revenue	540,432	(19,336)	—	521,096
Operating Expenses:
Property operating expenses	163,294	(6,457)	—	156,837
Real estate taxes	51,927	(2,321)	—	49,606
Third party management expenses	5,866	—	—	5,866
Depreciation and amortization	203,345	(5,904)	—	197,441
General and administrative expenses	23,306	—	—	23,306
Total operating expenses	447,738	(14,682)	—	433,056
Operating income	92,694	(4,654)	—	88,040
Other Income (Expense):
Interest income	3,218	—	—	3,218
Interest expense	(132,640)	—	5,850	(126,790)
Interest expense — amortization of deferred financing costs	(3,770)	—	—	(3,770)
Equity in income of real estate ventures	5,305	—	—	5,305
Net loss on sale of interests in real estate	(22)	—	—	(22)
Gain on early extinguishment of debt	(2,110)	—	—	(2,110)
Income (loss) from continuing operations before non-controlling interests	(37,325)	(4,654)	5,850	(36,129)
Net income attributable to non-controlling interests
Net income attributable to non-controlling interests — partners’ share of consolidated real estate ventures	—	—	—	—
Net (income) loss from continuing operations attributable to non-controlling interests — LP units	946	97	—	1,043
Net (income) loss attributable to non-controlling interests	(36,379)	(4,557)	5,850	(35,086)
Distribution to Preferred Shares	(7,992)	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(512)	—	—	(512)
Net income (loss) from continuing operations attributable to Common Shareholders of Brandywine Realty Trust	$(44,883)	$(4,557)	$5,850	$(43,590)

Per share data:
Basic loss per Common Share:
Continuing operations	$(0.34)			$(0.33)
Diluted loss per Common Share:
Continuing operations	$(0.34)			$(0.33)

Basic weighted average shares outstanding	131,743			131,743

Diluted weighted average shares outstanding	131,743			131,743

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Balance Sheet
As of December 31, 2012
(in thousands, except per share data)

	As Reported	Property Sold		Use of Proceeds	Reported as
	(A)	(B)		(C)	Pro Forma
ASSETS
Real estate investments:
Rental properties	$4,726,169	(134,285)	(B1)	—	$4,591,884
Accumulated depreciation	(954,665)	35,988	(B1)	—	(918,677)
Operating real estate investments, net	3,771,504	(98,297)		—	3,673,207
Construction-in-progress	48,950	(354)		—	48,596
Land inventory	102,439	—		—	102,439
Total real estate investments, net	3,922,893	(98,651)		—	3,824,242
Cash and cash equivalents	1,549	113,524	(B2)	(69,000)	46,073
Accounts receivable, net	13,943	—	(B1)	—	13,943
Accrued rent receivable, net	122,066	(6,299)	(B1)	—	115,767
Investment in real estate ventures, at equity	192,844	—		—	192,844
Deferred costs, net	122,243	(4,584)	(B1)	—	117,659
Intangible assets, net	70,620	(20)		—	70,600
Notes receivable	7,226	—		—	7,226
Other assets	53,325	(41)	(B1)	—	53,284
Total assets	$4,506,709	3,929		(69,000)	$4,441,638

LIABILITIES AND BENEFICIARIES’ EQUITY
Mortgage notes payable	$442,974	—		—	$442,974
Unsecured credit facility	69,000	—		(69,000)	—
Unsecured term loan	450,000	—		—	450,000
Unsecured senior notes, net of discounts	1,503,356	—		—	1,503,356
Accounts payable and accrued expenses	71,579	—		—	71,579
Distributions payable	23,652	—		—	23,652
Deferred income, gains and rent	82,947	—		—	82,947
Acquired lease intangibles, net	33,859	(24)	(B1)	—	33,835
Other liabilities	55,826	(527)	(B1)	—	55,299
Total liabilities	2,733,193	(551)		(69,000)	2,663,642
Commitments and contingencies
Redeemable limited partnership units at redemption value	26,777	—		—	26,777
Brandywine Operating Partnership's Equity:
7.50% Series D Preferred Mirror Units	—	—			—
7.375% Series E Preferred Mirror Units	—	—			—
6.90% Series E-Linked Preferred Mirror Units	96,850	—		—	96,850
General Partnership Capital	1,665,965	4,480	(B3)	—	1,670,445
Accumulated other comprehensive loss	(16,076)	—		—	(16,076)
Total Brandywine Operating Partnership's Equity	1,746,739	4,480		—	1,751,219
Total liabilities and partners' equity	$4,506,709	$3,929		$(69,000)	$4,441,638

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2012
(in thousands, except per share data)

	As Reported (D)	Amounts transferred to discontinued operations (E)	Other (F)	Pro Forma
Revenue:
Rents	$459,855	(18,330)	—	$441,525
Tenant reimbursements	78,613	(1,331)	—	77,282
Termination fees	3,233	—	—	3,233
Third party management fees, labor reimbursement and leasing	12,116	—	—	12,116
Other	6,016	(238)	—	5,778
Total revenue	559,833	(19,899)	—	539,934
Operating Expenses:
Property operating expenses	159,296	(5,596)	—	153,700
Real estate taxes	55,969	(2,204)	—	53,765
Third party management expenses	5,127	—	—	5,127
Depreciation and amortization	195,841	(5,921)	—	189,920
General and administrative expenses	25,413	—	—	25,413
Total operating expenses	441,646	(13,721)	—	427,925
Operating income	118,187	(6,178)	—	112,009
Other Income (Expense):
Interest income	3,012	(2)	—	3,010
Historic tax credit transaction income	11,840	—	—	11,840
Interest expense	(132,939)	—	310	(132,629)
Interest expense — amortization of deferred financing costs	(6,208)	—	—	(6,208)
Interest expense - financing obligation	(850)	—	—	(850)
Recognized hedge activity	(2,985)	—	—	(2,985)
Equity in income of real estate ventures	2,741	—	—	2,741
Loss on real estate venture formation	(950)	—	—	(950)
Loss on early extinguishment of debt	(22,002)	—	—	(22,002)
Income (loss) from continuing operations	(30,154)	(6,180)	310	(36,024)

Income allocated to Preferred Units	(10,405)	—	—	(10,405)
Preferred unit redemption	(4,052)			(4,052)
Amount allocated to unvested restricted shareholders	(376)	—	—	(376)
Net income (loss) from continuing operations allocated to Common Partnership Units	$(44,987)	$(6,180)	$310	$(50,857)

Per share Data:
Basic loss per Common Partnership Unit:
Continuing operations	$(0.31)			$(0.35)
Diluted loss per Common Partnership Unit:
Continuing operations	$(0.31)			$(0.35)

Basic weighted average common partnership units outstanding	145,883			145,883

Diluted weighted average common partnership units outstanding	145,883			145,883

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2011
(in thousands, except per share data)

	As Reported (D)	Amounts transferred to discontinued operations (E)	Other (F)	Pro Forma
Revenue:
Rents	$462,771	(17,478)	—	$445,293
Tenant reimbursements	79,108	(1,455)	—	77,653
Termination fees	2,951	—	—	2,951
Third party management fees, labor reimbursement and leasing	11,536	—	—	11,536
Other	5,387	(28)	—	5,359
Total revenue	561,753	(18,961)	—	542,792
Operating Expenses:
Property operating expenses	167,077	(5,953)	—	161,124
Real estate taxes	54,171	(2,176)	—	51,995
Third party management expenses	5,590	—	—	5,590
Depreciation and amortization	210,334	(5,573)	—	204,761
General and administrative expenses	24,602	—	—	24,602
Total operating expenses	461,774	(13,702)	—	448,072
Operating income	99,979	(5,259)	—	94,720
Other Income (Expense):
Interest income	1,813	—	—	1,813
Historic tax credit transaction income	12,026	—	—	12,026
Interest expense	(131,405)	—	6,153	(125,252)
Interest expense — amortization of deferred financing costs	(4,991)	—	—	(4,991)
Equity in income of real estate ventures	3,775	—	—	3,775
Net gain on sale of interests in real estate	2,791	—	—	2,791
Net gain on sale of undepreciated real estate	45	—	—	45
Loss on real estate venture formation	(222)	—	—	(222)
Loss on early extinguishment of debt	(2,776)	—	—	(2,776)
Income (loss) from continuing operations	(18,965)	(5,259)	6,153	(18,071)

Distribution to Preferred Shares	(7,992)	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(505)	—	—	(505)
Net income (loss) from continuing operations allocated to Common Partnership Units	$(27,462)	$(5,259)	$6,153	$(26,568)

Per share data:
Basic loss per Common Partnership Unit:
Continuing operations	$(0.19)			$(0.18)
Diluted loss per Common Partnership Unit:
Continuing operations	$(0.19)			$(0.18)

Basic weighted average common partnership units outstanding	145,119			145,119

Diluted weighted average common partnership units outstanding	145,119			145,119

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2010
(in thousands, except per share data)

	As Reported (D)	Amounts transferred to discontinued operations (E)	Other (F)	Pro Forma
Revenue:
Rents	$443,485	(17,292)	—	$426,193
Tenant reimbursements	75,330	(2,021)	—	73,309
Termination fees	5,516	—	—	5,516
Third party management fees, labor reimbursement and leasing	11,830	—	—	11,830
Other	4,271	(23)	—	4,248
Total revenue	540,432	(19,336)	—	521,096
Operating Expenses:
Property operating expenses	163,294	(6,457)	—	156,837
Real estate taxes	51,927	(2,321)	—	49,606
Third party management expenses	5,866	—	—	5,866
Depreciation and amortization	203,345	(5,904)	—	197,441
General and administrative expenses	23,306	—	—	23,306
Total operating expenses	447,738	(14,682)	—	433,056
Operating income	92,694	(4,654)	—	88,040
Other Income (Expense):
Interest income	3,218	—	—	3,218
Interest expense	(132,640)	—	5,850	(126,790)
Interest expense — amortization of deferred financing costs	(3,770)	—	—	(3,770)
Equity in income of real estate ventures	5,305	—	—	5,305
Net gain on sale of interests in real estate	(22)	—	—	(22)
Loss on early extinguishment of debt	(2,110)	—	—	(2,110)
Income (loss) from continuing operations	(37,325)	(4,654)	5,850	(36,129)

Distribution to Preferred Shares	(7,992)	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(512)	—	—	(512)
Net income (loss) from continuing operations allocated to Common Partnership Units	$(45,829)	$(4,654)	$5,850	$(44,633)

Per share data:
Basic loss per Common Partnership Unit:
Continuing operations	$(0.33)			$(0.32)
Diluted loss per Common Partnership Unit:
Continuing operations	$(0.33)			$(0.32)

Basic weighted average common partnership units outstanding	137,455			137,455

Diluted weighted average common partnership units outstanding	137,455			137,455

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1
BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
Pro Forma Adjustments

(A)
Reflects the Company's consolidated balance sheet as of December 31, 2012, as contained in the historical financial statements and notes thereto presented in the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

(B)
The pro forma adjustments represent the elimination of the assets and liabilities of the Properties sold. These adjustments also include the receipt of proceeds of approximately $113.5 million, net of adjustments and costs of approximately $7.5 million.

(B1) Represents the sale of the Properties' assets and liabilities.
(B2) Represents net proceeds received by Brandywine upon sale of the Properties.
(B3) Represents the estimated gain on sale recognized by Brandywine upon completion of the sale transaction as if the sale occurred as of December 31, 2012, and was calculated as follows:

Sale price of the Properties	$121,000,000
Less: Estimated closing costs and other adjustments	(7,475,530)
Less: Property basis as of December 31, 2012	(109,044,190)
Total estimated gain as of December 31, 2012 (i)	$4,480,280

(i) The Company expects to record an estimated $5.9 million gain on sale from this transaction as of February 25, 2013 as a result of additional depreciation expense and changes in the basis from December 31, 2012.

(C) Represents use of proceeds to reduce outstanding balances under the Company unsecured revolving credit facility.

(D) Reflects the consolidated results of operations for the Company for the years ended December 31, 2012, 2011 and 2010, respectively, as contained in the historical financial statements and notes thereto in the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

(E)	Represents revenues and expenses of the Properties sold for the years ended December 31, 2012, 2011 and 2010, respectively.

(F)
Represents an adjustment made to interest expense in connection with the sale of the Properties. Interest expense represents the elimination of interest expense on a portion of the Company's unsecured revolving credit facility that was repaid with proceeds from the sale as if the sale occurred on January 1, 2010 using actual monthly interest rates on the revolving credit facility over the periods. Each 1/8 of 1% decrease in the interest rate of the revolving credit facility will decrease interest expense by a nominal amount for the year ended December 31, 2012 and by approximately $0.1 million for each of the years ended December 31, 2011 and 2010, respectively. The nominal decrease to interest expense for the year ended December 31, 2012 is due to the fact that we had an outstanding balance on our revolving credit facility from January 1, 2012 through February 1, 2012. We used proceeds from term loan borrowings to pay down the line in full. We did not have an outstanding balance until December 31, 2012 resulting in nominal interest expense incurred related to the credit facility during 2012.